                                                                   Exhibit 99.10

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $89,184,001
Aggregate Original Principal Balance                   $89,190,975
Number of Mortgage Loans                                       668

                                            MINIMUM      MAXIMUM          AVERAGE (1)
                                          ----------   -----------   --------------------
Original Principal Balance                  $20,000      $764,000          $133,519
Outstanding Principal Balance               $19,989      $763,642          $133,509

                                            MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                          ----------   -----------   --------------------
Original Term (mos)                           180           360                359
Stated remaining Term (mos)                   177           360                358
Loan Age (mos)                                  0             7                  1
Current Interest Rate                       6.750%       13.999%             8.890%
Initial Interest Rate Cap(4)                3.000%        3.000%             3.000%
Periodic Rate Cap(4)                        1.000%        1.000%             1.000%
Gross Margin(4)                             5.250%        9.750%             7.865%
Maximum Mortgage Rate(4)                   12.750%       16.750%            14.956%
Minimum Mortgage Rate(4)                    6.750%       10.750%             8.956%
Months to Roll(4)                              21            58                 29
Original Loan-to-Value                      20.00%       100.00%             83.11%
Combined Loan-to-Value                      20.00%       100.00%             91.19%
Credit Score (3)                              525           599                580

                                           EARLIEST       LATEST
                                          ----------   -----------
Maturity Date                             06/01/2021    09/01/2036

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LIEN POSITION
1st Lien                95.28%
2nd Lien                 4.72%

OCCUPANCY
Primary                 99.22%
Second Home              0.00%
Investment               0.78%

LOAN TYPE
Fixed Rate              46.66%
ARM                     53.34%

AMORTIZATION TYPE
Fully Amortizing        26.34%
Interest Only            0.20%
15/30 Balloon            0.26%
30/40 Balloon            5.50%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            0.00%
2005                            0.00%
2006                          100.00%

LOAN PURPOSE
Purchase                       62.74%
Refinance - Rate Term           3.33%
Refinance - Cashout            33.93%

PROPERTY TYPE
Single Family Residence        81.77%
Condominium                     2.37%
Planned Unit Development       13.77%
2-4 Family                      2.09%
Townhouse                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.501% to 7.000%              3      1,170,622      1.31      6.812      578      390,207      72.24     48.49    100.00    0.00
 7.001% to 7.500%             30      6,838,310      7.67      7.381      581      227,944      71.07     46.11    100.00    0.00
 7.501% to 8.000%             74     12,017,651     13.48      7.850      578      162,401      74.27     44.83    100.00    0.00
 8.001% to 8.500%            121     17,254,474     19.35      8.314      580      142,599      77.74     42.82     98.72    0.46
 8.501% to 9.000%            134     19,549,922     21.92      8.812      579      145,895      80.78     41.78     90.84    0.00
 9.001% to 9.500%             99     12,035,256     13.49      9.312      577      121,568      90.82     42.13     97.09    0.00
 9.501% to 10.000%            90     12,949,593     14.52      9.782      580      143,884      93.42     41.76     90.46    0.73
10.001% to 10.500%            16      2,330,190      2.61     10.319      581      145,637      96.42     36.34     87.90    0.00
10.501% to 11.000%            11      1,205,991      1.35     10.741      577      109,636     100.00     44.02    100.00    0.00
11.001% to 11.500%             1        111,932      0.13     11.500      597      111,932     100.00     44.13    100.00    0.00
11.501% to 12.000%             9        462,999      0.52     11.919      594       51,444      96.20     39.78    100.00    0.00
12.001% to 12.500%            29      1,217,120      1.36     12.281      586       41,970      99.46     43.05    100.00    0.00
12.501% to 13.000%            27      1,012,847      1.14     12.782      585       37,513      99.66     45.85    100.00    0.00
13.001% to 13.500%            17        660,505      0.74     13.324      586       38,853      99.88     41.03    100.00    0.00
13.501% to 14.000%             7        366,590      0.41     13.825      588       52,370     100.00     40.32    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     9        358,911      0.40     11.332      572       39,879      86.16     42.32    100.00    0.00
229 to 240                     2        151,745      0.17      8.122      577       75,873      69.15     44.77    100.00    0.00
349 to 360                   657     88,673,344     99.43      8.881      580      134,967      83.12     42.79     95.63    0.20
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
MORTGAGE LOAN             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES          LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               84      2,597,528      2.91     11.902      583       30,923      95.47     40.62    100.00    0.00
$50,001 to $100,000          202     15,812,504     17.73      9.193      579       78,280      83.21     39.36     97.57    1.11
$100,001 to $150,000         181     22,294,814     25.00      8.877      579      123,176      83.60     42.04     99.51    0.00
$150,001 to $200,000          95     16,452,885     18.45      8.736      578      173,188      82.47     42.22     94.83    0.00
$200,001 to $250,000          46     10,078,636     11.30      8.922      578      219,101      86.16     44.09     97.92    0.00
$250,001 to $300,000          23      6,310,273      7.08      8.797      582      274,360      86.35     44.81     95.76    0.00
$300,001 to $350,000           9      2,985,022      3.35      9.141      586      331,669      82.94     40.82     88.32    0.00
$350,001 to $400,000          10      3,728,227      4.18      8.223      586      372,823      78.02     51.26     89.27    0.00
$400,001 to $450,000           7      2,942,671      3.30      8.262      573      420,382      77.22     45.15     71.84    0.00
$450,001 to $500,000           5      2,358,518      2.64      8.551      581      471,704      75.17     42.17     79.65    0.00
$500,001 to $550,000           2      1,085,500      1.22      7.615      595      542,750      77.98     46.92    100.00    0.00
$550,001 to $600,000           3      1,773,779      1.99      7.418      576      591,260      70.71     52.42    100.00    0.00
$600,001 to $650,000           0              0        --         --        0            0         --        --      0.00    0.00
$650,001 to $700,000           0              0        --         --        0            0         --        --      0.00    0.00
$700,001 to $750,000           0              0        --         --        0            0         --        --      0.00    0.00
$750,001 to $800,000           1        763,642      0.86      7.375      587      763,642      80.00     52.13    100.00    0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --      0.00    0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --      0.00    0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --      0.00    0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --      0.00    0.00
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.


PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            2        125,000  0.140159669    8.875      561       62,500      60.87     42.12    100.00    0.00
15/30 Balloon Loans            7        233,911         0.26   12.644      577       33,416      99.68     42.43    100.00    0.00
20 Year Fixed Loans            2        151,745         0.17    8.122      577       75,873      69.15     44.77    100.00    0.00
2/28 LIBOR Loans              55      6,280,689         7.04    9.200      580      114,194      88.56     39.97     89.94    2.79
2/28 LIBOR Loans (40
   Year Amortization)          8      1,276,630         1.43    9.366      588      159,579      91.48     40.56    100.00    0.00
2/28 LIBOR Loans (45
   Year Amortization)         83     15,566,505        17.45    8.896      581      187,548      85.35     43.40     90.59    0.00
30 Year Fixed Loans          155     14,367,978        16.11    8.798      577       92,697      79.14     39.36    100.00    0.00
30/40 Balloon Loans           60      3,269,714         3.67   11.742      587       54,495      94.35     44.33     97.03    0.00
30/45 Balloon Loans          152     23,466,633        26.31    8.383      575      154,386      76.96     43.65     97.13    0.00
3/27 LIBOR Loans              20      2,737,367         3.07    9.419      580      136,868      91.65     40.70     92.33    0.00
3/27 LIBOR Loans (40
   Year Amortization)          3        358,474         0.40    9.997      590      119,491     100.00     41.05    100.00    0.00
3/27 LIBOR Loans (45
   Year Amortization)        120     21,222,698        23.80    8.828      584      176,856      85.81     44.72     96.22    0.00
5/25 LIBOR Loans (45
   Year Amortization)          1        126,655         0.14    8.500      560      126,655      75.00     44.50    100.00    0.00
                             ---     ----------  -----------   ------      ---      -------     ------     -----    ------    ----
TOTAL:                       668     89,184,000       100.00    8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========  ===========   ======      ===      =======     ======     =====    ======    ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             232     23,487,780     26.34      8.972      578      101,240      82.87     39.71     96.42    0.00
Balloon                      434     65,521,220     73.47      8.860      580      150,971      83.17     43.90     95.37    0.00
60 Month Interest-Only         2        175,000      0.20      9.054      585       87,500      90.86     42.41    100.00  100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------  ------
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======  ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          290     47,569,019     53.34      8.956      582      164,031      86.59     43.29     93.46    0.37
Fixed Rate                   378     41,614,982     46.66      8.815      576      110,093      79.13     42.22     98.15    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----     -----    ----
TOTAL:                       668     89,184,000    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====     =====    ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        7        786,549      0.88      9.932      573      112,364      84.77     38.83     73.31    0.00
Arizona                       13      2,712,390      3.04      8.580      565      208,645      82.80     41.71    100.00    0.00
Arkansas                       4        272,043      0.31      9.635      564       68,011      91.88     35.77    100.00    0.00
California                    50     14,471,268     16.23      8.350      582      289,425      76.93     47.81     91.18    0.00
Colorado                      27      3,552,548      3.98      8.804      581      131,576      82.95     41.77     95.64    0.00
Connecticut                    1        110,000      0.12      8.750      564      110,000      64.71     16.93      0.00    0.00
Florida                       54      6,704,967      7.52      8.428      577      124,166      75.31     43.18     97.24    0.00
Georgia                       45      5,905,619      6.62      9.585      584      131,236      91.34     44.15    100.00    0.00
Idaho                         29      3,230,223      3.62      8.834      578      111,387      79.13     41.36     85.14    0.00
Illinois                      10      1,840,198      2.06      9.007      579      184,020      82.63     47.09    100.00    0.00
Indiana                       11      1,285,706      1.44      8.343      574      116,882      82.74     41.58    100.00    0.00
Iowa                           8        720,227      0.81      9.525      580       90,028      89.91     41.18    100.00    0.00
Kansas                        11        895,082      1.00      9.532      585       81,371      89.57     43.88    100.00    0.00
Kentucky                      16      1,321,829      1.48      9.026      581       82,614      86.28     37.00    100.00    0.00
Maryland                      10      2,496,370      2.80      8.730      583      249,637      81.17     43.90     77.30    0.00
Massachusetts                  5        848,934      0.95      8.808      588      169,787      80.47     39.56    100.00    0.00
Michigan                      24      2,645,456      2.97      9.094      583      110,227      84.94     38.79     97.93    0.00
Minnesota                      8      1,460,199      1.64      8.965      587      182,525      84.93     37.62     82.40    0.00
Mississippi                    2        304,855      0.34      8.792      582      152,427      83.77     37.73    100.00    0.00
Missouri                      18      1,360,048      1.52      9.010      570       75,558      75.92     39.66     95.55    0.00
Nebraska                       8        773,200      0.87      8.729      582       96,650      84.14     34.58    100.00    0.00
Nevada                         7      1,417,452      1.59      8.937      580      202,493      81.83     43.03    100.00    0.00
New Jersey                     6        841,911      0.94      8.848      572      140,319      83.68     45.36    100.00    0.00
North Carolina                35      3,989,213      4.47      9.464      582      113,978      90.71     41.22    100.00    0.00
Ohio                          93      8,774,228      9.84      9.263      581       94,347      90.27     40.78     99.18    1.99
Oklahoma                       9        781,197      0.88      8.928      571       86,800      80.69     35.91    100.00    0.00
Oregon                        14      2,207,673      2.48      8.993      581      157,691      80.14     46.23     91.62    0.00
Pennsylvania                  18      1,658,868      1.86      8.584      575       92,159      85.70     40.98    100.00    0.00
Rhode Island                   2        273,041      0.31      8.391      578      136,521      80.09     43.43    100.00    0.00
South Carolina                 6        878,776      0.99      9.716      578      146,463      94.75     45.65    100.00    0.00
Tennessee                     43      3,535,269      3.96      8.602      580       82,216      80.47     41.84    100.00    0.00
Utah                           4        677,500      0.76      8.570      584      169,375      86.48     34.70    100.00    0.00
Virginia                       9      1,223,287      1.37      8.924      580      135,921      81.69     37.09    100.00    0.00
Washington                    39      6,906,753      7.74      9.082      577      177,096      84.31     44.55     96.13    0.00
Wisconsin                     16      1,586,493      1.78      8.928      583       99,156      83.31     39.68    100.00    0.00
Wyoming                        6        734,629      0.82      8.990      570      122,438      88.11     36.55    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 8        606,587      0.68      8.782      560       75,823      36.63     40.57     83.51    0.00
50.01% to 55.00%               6        676,249      0.76      8.255      554      112,708      54.05     36.80    100.00    0.00
55.01% to 60.00%               4        655,717      0.74      7.903      576      163,929      56.47     50.93     85.21    0.00
60.01% to 65.00%              20      3,650,116      4.09      7.794      572      182,506      61.63     43.42     95.33    0.00
65.01% to 70.00%              28      4,779,514      5.36      7.965      573      170,697      68.75     41.72     85.53    0.00
70.01% to 75.00%              94     14,456,499     16.21      8.334      580      153,793      74.60     45.45     92.61    0.00
75.01% to 80.00%             203     31,171,040     34.95      8.464      583      153,552      79.85     42.55     95.21    0.26
80.01% to 85.00%              39      5,561,332      6.24      8.840      560      142,598      84.50     40.26     96.67    0.00
85.01% to 90.00%              15      2,726,936      3.06      9.026      584      181,796      89.47     41.24    100.00    0.00
90.01% to 95.00%              12      1,693,266      1.90      9.960      577      141,106      94.89     40.21    100.00    0.00
95.01% to 100.00%            239     23,206,744     26.02     10.138      583       97,099      99.99     42.55     99.69    0.41
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 8        606,587      0.68      8.782      560       75,823      36.63     40.57     83.51    0.00
50.01% to 55.00%               6        676,249      0.76      8.255      554      112,708      54.05     36.80    100.00    0.00
55.01% to 60.00%               4        655,717      0.74      7.903      576      163,929      56.47     50.93     85.21    0.00
60.01% to 65.00%              20      3,650,116      4.09      7.794      572      182,506      61.63     43.42     95.33    0.00
65.01% to 70.00%              27      4,686,414      5.25      7.965      573      173,571      68.73     41.57     85.24    0.00
70.01% to 75.00%              28      4,545,916      5.10      8.585      568      162,354      73.74     43.78     76.49    0.00
75.01% to 80.00%              44      6,704,645      7.52      8.720      578      152,378      79.51     38.61     84.09    0.00
80.01% to 85.00%              39      5,561,332      6.24      8.840      560      142,598      84.50     40.26     96.67    0.00
85.01% to 90.00%              19      3,915,730      4.39      8.681      586      206,091      85.54     44.49    100.00    0.00
90.01% to 95.00%              15      3,204,435      3.59      9.017      579      213,629      87.87     45.42    100.00    0.00
95.01% to 100.00%            458     54,976,860     61.64      9.121      584      120,037      87.57     43.26     99.09    0.32
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                14      1,514,359      1.70      8.773      577      108,169      79.82     17.46     92.74    0.00
20.01% to 25.00%              25      2,237,662      2.51      9.195      578       89,506      85.38     22.43     97.55    0.00
25.01% to 30.00%              42      4,938,076      5.54      8.910      579      117,573      80.24     27.51     90.54    0.00
30.01% to 35.00%              77      8,826,592      9.90      9.013      574      114,631      83.29     33.02     94.76    0.00
35.01% to 40.00%              91     10,003,751     11.22      9.119      577      109,931      85.07     37.62     99.03    0.80
40.01% to 45.00%             125     17,327,866     19.43      9.044      581      138,623      86.39     42.58     96.11    0.00
45.01% to 50.00%             172     23,595,556     26.46      8.907      581      137,183      82.20     47.55     93.50    0.40
50.01% to 55.00%             109     18,002,916     20.19      8.572      581      165,164      81.23     51.34     97.33    0.00
55.01% to 60.00%              13      2,737,222      3.07      8.403      583      210,556      79.90     55.49    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     453     55,949,820     62.74      9.074      583      123,510      87.01     43.21     98.61    0.31
Refinance - Cashout          193     30,263,270     33.93      8.569      575      156,805      76.36     41.84     89.76    0.00
Refinance - Rate Term         22      2,970,910      3.33      8.682      571      135,041      78.36     44.46    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                563     72,928,526     81.77      8.908      579      129,536      82.88     42.79     95.44    0.24
Planned Unit Development      75     12,276,395     13.77      8.866      581      163,685      85.62     42.88     96.99    0.00
Condo                         20      2,115,001      2.37      9.081      578      105,750      80.00     42.07     91.39    0.00
Two- to Four-Family           10      1,864,078      2.09      8.133      580      186,408      79.16     43.15    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           650     85,305,263     95.65      8.874      580      131,239      83.52     42.86    100.00    0.21
Stated                        15      3,379,494      3.79      9.285      579      225,300      72.84     40.89      0.00    0.00
Low                            3        499,244      0.56      8.961      589      166,415      82.88     44.07      0.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      661     88,484,329     99.22      8.890      580      133,864      83.19     42.79     95.62    0.20
Investment                     7        699,671      0.78      8.843      577       99,953      72.58     42.78    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             43      6,265,612      7.03      8.613      574     145,711.91    77.33     42.06     89.04    0.00
1                            416     55,429,485     62.15      9.023      579     133,243.95    84.50     42.29     96.12    0.32
2                            175     23,355,675     26.19      8.659      581     133,461.00    81.87     43.16     95.54    0.00
3                             29      3,846,883      4.31      8.609      585     132,651.15    78.79     48.84    100.00    0.00
4                              3        113,491      0.13     12.216      580      37,830.21   100.00     45.08    100.00    0.00
5                              1         60,923      0.07     11.625      598      60,923.04   100.00     36.74    100.00    0.00
7                              1        111,932      0.13     11.500      597     111,931.50   100.00     44.13    100.00    0.00
                             ---     ----------    ------     ------      ---     ----------   ------     -----    ------    ----
TOTAL:                       668     89,184,000    100.00      8.890      580        133,509    83.11     42.79     95.65    0.20
                             ===     ==========    ======     ======      ===     ==========   ======     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         174     21,866,495     24.52      9.504      582      125,670      87.71     43.04     94.85    0.00
6 Months                       6        622,034      0.70      9.247      588      103,672      89.15     45.23    100.00    0.00
12 Months                     17      3,564,128      4.00      8.966      577      209,655      82.47     45.36     86.53    0.00
24 Months                    132     17,017,445     19.08      9.052      580      128,920      85.34     42.25     92.33    0.00
36 Months                    339     46,113,899     51.71      8.528      579      136,029      80.07     42.64     97.90    0.38
                             ---     ----------    ------      -----      ---      -------     ------     -----    ------    ----
TOTAL:                       668     89,184,000    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======     ======     =====    ======    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --       0             0         --        --      0.00    0.00
501 to 525                     1        166,500      0.19      9.625      525      166,500      75.00     35.24    100.00    0.00
526 to 550                    52      6,924,421      7.76      8.965      543      133,162      81.83     38.71    100.00    0.00
551 to 575                   141     19,739,873     22.13      8.629      564      139,999      78.65     42.48     94.94    0.00
576 to 600                   474     62,353,206     69.92      8.962      589      131,547      84.68     43.36     95.38    0.28
601 to 625                     0              0        --         --        0            0         --        --      0.00    0.00
626 to 650                     0              0        --         --        0            0         --        --      0.00    0.00
651 to 675                     0              0        --         --        0            0         --        --      0.00    0.00
676 to 700                     0              0        --         --        0            0         --        --      0.00    0.00
701 to 725                     0              0        --         --        0            0         --        --      0.00    0.00
726 to 750                     0              0        --         --        0            0         --        --      0.00    0.00
751 to 775                     0              0        --         --        0            0         --        --      0.00    0.00
776 to 800                     0              0        --         --        0            0         --        --      0.00    0.00
801 to 825                     0              0        --         --        0            0         --        --      0.00    0.00
                             ---     ----------    ------      -----      ---      -------     ------     -----    ------    ----
TOTAL:                       668     89,184,001    100.00      8.890      580      133,509      83.11     42.79     95.65    0.20
                             ===     ==========    ======      =====      ===      =======     ======     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL    PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC        IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  ---------
3.001% to 3.500%               0              0        --         --        0            0         --        --      0.00       0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --      0.00       0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --      0.00       0.00
4.501% to 5.000%               0              0        --         --        0            0         --        --      0.00       0.00
5.001% to 5.500%               1         85,000      0.18      9.625      554       85,000      47.22     33.38    100.00       0.00
5.501% to 6.000%               2        865,508      1.82      7.437      589      432,754      76.62     44.10    100.00       0.00
6.001% to 6.500%               7      1,112,769      2.34      7.742      577      158,967      75.97     45.70     85.18       0.00
6.501% to 7.000%              29      6,757,858     14.21      7.832      584      233,030      78.43     46.03     94.06       0.00
7.001% to 7.500%              43      6,880,776     14.46      8.374      582      160,018      79.51     44.32    100.00       1.16
7.501% to 8.000%              74     11,150,856     23.44      8.928      582      150,687      82.73     42.73     88.55       0.00
8.001% to 8.500%              63     10,259,435     21.57      9.461      582      162,848      94.59     43.18     98.49       0.00
8.501% to 9.000%              62      9,419,406     19.80      9.792      581      151,926      94.53     41.40     88.97  1.0085562
9.001% or greater              9      1,037,411      2.18     10.351      590      115,268     100.00     40.55     93.06       0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------  ---------
TOTAL:                       290     47,569,019    100.00      8.956      582      164,031      86.59     43.29     93.46       0.37
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======  =========

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%             1        585,508      1.23      6.750      585      585,508      75.00     50.93    100.00    0.00
13.001% to 13.500%             9      2,510,393      5.28      7.438      582      278,933      77.79     48.34    100.00    0.00
13.501% to 14.000%            26      5,025,586     10.56      7.849      582      193,292      78.15     46.47    100.00    0.00
14.001% to 14.500%            36      6,043,922     12.71      8.311      583      167,887      79.20     44.48    100.00    1.32
14.501% to 15.000%            64     10,618,225     22.32      8.808      584      165,910      81.32     42.51     85.65    0.00
15.001% to 15.500%            60      8,804,146     18.51      9.317      580      146,736      93.36     42.94     98.13    0.00
15.501% to 16.000%            77     11,508,596     24.19      9.768      582      149,462      94.02     41.66     90.11    0.83
16.001% to 16.500%            12      1,897,743      3.99     10.317      587      158,145      96.68     36.94     85.14    0.00
16.501% to 17.000%             5        574,900      1.21     10.704      581      114,980     100.00     46.52    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       290     47,569,019    100.00      8.956      582      164,031      86.59     43.29     93.46    0.37
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                      2        421,371      0.89      8.803      589      210,686      76.44     42.10    100.00    0.00
July 2008                     34      4,898,302     10.30      8.894      584      144,068      82.54     41.82     96.63    0.00
August 2008                  101     16,573,992     34.84      9.048      581      164,099      88.46     42.18     88.94    1.06
September 2008                 9      1,230,159      2.59      8.926      577      136,684      80.38     46.21     91.87    0.00
June 2009                      5      1,999,203      4.20      7.856      587      399,841      78.31     52.89    100.00    0.00
July 2009                     48      7,570,780     15.92      8.777      583      157,725      84.03     44.85     91.94    0.00
August 2009                   86     13,957,543     29.34      9.140      584      162,297      89.77     42.85    100.00    0.00
September 2009                 4        791,013      1.66      8.834      578      197,753      78.61     40.21     49.22    0.00
July 2011                      1        126,655      0.27      8.500      560      126,655      75.00     44.50    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       290     47,569,019    100.00      8.956      582      164,031      86.59     43.29     93.46    0.37
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======    ====